Exhibit 77Q(1)(e)(i)


The Advisory Agreement Addendum No. 2
dated July 1, 2008 between the Registrant, on behalf of Loomis Sayles Strategic Income Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(10)(iii) of post-effective amendment no. 53 to the Registration Statement filed on Form Type 485APOS on July 17, 2008
(Accession No. 0001193125-08-152850).